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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 1, 1996, incorporated by reference in Hilton Hotels Corporation's Form 10-K for the year ended December 31, 1995.

                                          /s/ ARTHUR ANDERSEN LLP
                                          --------------------------------------

                                          Arthur Andersen LLP

Los Angeles, California
December 20, 1996